Exhibit 10.23
FIRST AMENDMENT TO SECOND AMENDED
AND RESTATED LEASE AGREEMENT NO. 3

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LEASE AGREEMENT NO. 3 (this “Amendment”) is made and entered into as of October 31, 2022 (the “Effective Date”), by and between HPT TA PROPERTIES TRUST, a Maryland real estate investment trust, and HPT TA PROPERTIES LLC, a Maryland limited liability company, as landlord (collectively, “Landlord”), and TA OPERATING LLC, a Delaware limited liability company, as tenant (“Tenant”).

WHEREAS, Landlord and Tenant are parties to that certain Second Amended and Restated Lease Agreement No. 3, dated as of October 14, 2019 (the “Lease”), pursuant to which Landlord leases to Tenant, and Tenant Leases from Landlord, certain Leased Property (this and other capitalized terms used and not otherwise defined in this Amendment having the meanings given such terms in the Lease), including, without limitation, the Travel Center having an address at 5501 O’Donell Street, Baltimore, Maryland 21224 (the “Baltimore Travel Center”); and

WHEREAS, the Baltimore Travel Center is the subject of that certain Land and Building Lease Agreement, dated as of March 30, 2003, between Realty Income Corporation and HPT TA Properties Trust (the “Baltimore Ground Lease”); and

WHEREAS, effective as to the Effective Date, the Baltimore Ground Lease is being assigned from Landlord to Tenant pursuant to that certain Assignment of Lease; Acceptance of Assignment and Assumption of Lease; Landlord’s Partial Release of Assignor and Consent to Assignment of Lease; and Amendment of Lease, dated as of the Effective Date, among Realty Income Corporation, HPT TA Properties Trust, and Tenant (the “Baltimore Lease Assignment”); and

WHEREAS, Landlord and Tenant desire to amend the Lease to reflect the removal of the Baltimore Travel Center from the Lease in connection with the assignment of the Baltimore Ground Lease from HPT TA Properties Trust to Tenant pursuant to the Baltimore Lease Assignment;

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that the Lease is hereby amended as of the Effective Date as follows:

1.Lease Amendment. (a) The first page of Exhibit A to the Lease scheduling Exhibits A-1 through A-35 of the Lease is hereby replaced with the schedule of Exhibits A-1 through A-35 attached hereto and incorporated herein by this reference, and (b) the text of Exhibit A-13 of the Lease is hereby deleted in its entirety and replaced with “Intentionally deleted”. Accordingly, the Baltimore Travel Center is no longer a Property and the land which previously had been described in Exhibit A-13 is no longer included in the definition of Land, as “Property” and “Land” are defined by Section 2.1 of the Lease.

2.    Ratification. The Lease, as amended by this Amendment, is hereby ratified and confirmed. For the avoidance of doubt, all references in the Lease to the “Agreement” shall mean and refer to the Lease as amended by this Amendment.

4855-5471-8801,v.1
{S2497788; 2}

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as a sealed instrument as of the date first above written.
LANDLORD:
HPT TA PROPERTIES TRUST,
a Maryland real estate investment trust
By:    /s/ Todd W. Hargreaves
    Todd W. Hargreaves
    President
HPT TA PROPERTIES LLC,
a Maryland limited liability company
By:    /s/ Todd W. Hargreaves
    Todd W. Hargreaves
    President
TENANT:
TA OPERATING LLC,
a Delaware limited liability company
By:    /s/ Mark R. Young          Mark R. Young
Executive Vice President
and General Counsel
[Signature Page to First Amendment to Second Amended and Restated Lease No. 3]

EXHIBITS A-1 THROUGH A-35
LAND

Exhibit	TA Site No.	Property Address	Commencement Date	Initial Base Year
A-1	16	3501 Buttermilk Road, Cottondale (Tuscaloosa), AL 35453	June 9, 2015	2015
A-2	26	4265 East Guasti Road, Ontario, CA 91761	June 9, 2015	2015
A-3	228	2200 Ninth Street, Limon, CO 80828	June 9, 2015	2015
A-4	154	1875 Meriden-Waterbury Turnpike, Milldale, CT 06467	June 9, 2015	2015
A-5	247	P.O. Box 638, Baldwin, FL 32234	June 9, 2015	2015
A-6	258	2995 US Highway 17 South, Brunswick, GA 31525	June 9, 2015	2015
A-7	92	505 Truckers Lane R.R. #7, Bloomington, IL 61701	June 9, 2015	2015
A-8	35	1702 West Evergreen, Effingham, IL 62401	June 9, 2015	2015
A-9	376	1035 West State Road 42, Brazil, IN 47834	June 22, 2016	2017
A-10	173	5930 E. State Road 334, Whitestown, IN 46075	June 9, 2015	2015
A-11	93	7777 Burlington Pike, Florence, KY 41042	June 9, 2015	2015
A-12	161	1701 N. University Avenue, Lafayette, LA 70507	June 9, 2015	2015
A-13		Intentionally Deleted.
A-14	116	6100 Sawyer Road, Sawyer, MI 49125	June 9, 2015	2015
A-15	51	854 State Highway 80, Matthews, MO 63867	June 9, 2015	2015
A-16	181	6000 E. Frontage Road, Mill City, NV 89418	June 9, 2015	2015
A-17	229	1700 U.S. Route 66 West, Moriarty, NM 87035	June 9, 2015	2015
A-18	210	125 Neelytown Road, Montgomery (Maybrook), NY 12549	June 9, 2015	2015
A-19	701	715 US 250 East, Ashland, OH	January 17, 2019	2015
A-20	11	6762 St. Rt. 127, Eaton (Dayton), OH 45320	June 9, 2015	2015
A-21	87	3483 Libbey Road, Perrysburg (Toledo), OH 43551	June 9, 2015	2015
A-22	36	801 South Council Road, Oklahoma City (East), OK 73128	June 9, 2015	2015
A-23	183	790 NW Frontage Road, Troutdale, OR 97060	June 9, 2015	2015
A-24	213	10835 John Wayne Drive, Greencastle, PA 17225	June 9, 2015	2015
A-25	214	875 N. Eagle Valley Rd., Milesburg, PA 16853	June 9, 2015	2015
A-26	238	2150-2240 Beltline Blvd., Columbia, SC	January 17, 2019	2020
A-27	25	1402 E. Main Street, Duncan (Spartanburg), SC 29334	June 9, 2015	2015
A-28	55	7000 I-40 East Whitaker Road, Amarillo, TX 79118	June 9, 2015	2015
A-29*	235*	8301 N. Expressway 281, Edinburg, TX 78541*	June 9, 2015*	2015*
A-30	333	160 State Highway 77, Hillsboro, TX	January 17, 2019	2019
A-31	233	1700 Wilson Road, Terrell, TX 75161	June 9, 2015	2015
A-32	186	1100 North 130 West, Parowan, UT 84761	June 9, 2015	2015
A-33	142	10134 Lewison Rd., Ashland, VA 23005	June 9, 2015	2015
A-34	50	5901 Highway 51, DeForest (Madison), WI 53532	June 9, 2015	2015
A-35	234	1400 Higley Blvd., Rawlins, WY 82301	June 9, 2015	2015

[See attached copies.]